UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 16, 2026
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7812 Palm Parkway	Orlando,	FL	32836
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Executive Officer Appointment
On February 16, 2026, the Board of Directors (the “Board”) of Marriott Vacations Worldwide Corporation (the “Company”) appointed Matthew E. Avril, who has served as the Company’s interim President and Chief Executive Officer since November 9, 2025, as the Company’s Chief Executive Officer, effective immediately.
Mr. Avril, age 65, has served as a member of the Board since March 2025. Mr. Avril has over 30 years of executive experience, principally in the hospitality and vacation ownership industries. Mr. Avril was a self-employed consultant from March 2017 to November 2025 and also served on public company boards. He previously served as Chief Executive Officer of Diamond Resorts International, Inc., a hospitality and vacation ownership company, from November 2016 to March 2017. Prior to that, he was Chief Executive Officer-elect for Vistana Signature Experiences, Inc. (“Vistana”), a vacation ownership business, from February 2015 to May 2016, after his retirement as President, Hotel Group, for Starwood Hotels & Resorts Worldwide, Inc., a publicly traded hotel and leisure company (“Starwood”) – a position he held from September 2008 to December 2012. In this role, he was responsible for hotel operations worldwide for Starwood’s nine hotel brands, consisting of 960 properties in more than approximately 97 countries. Before that, from 2002 to 2008, he served in a number of executive leadership positions with Starwood, principally in the vacation ownership division, and from 1989 to 1998, held various senior leadership positions with Vistana including President and Managing Director of Operations. Mr. Avril previously served as a director and Chairman of the Board of Babcock & Wilcox Enterprises, Inc., a public company focused on clean energy, environmental technologies, and industrial power generation, from 2018 to 2022.
There are no arrangements or understandings between Mr. Avril and any other persons pursuant to which he was appointed as Chief Executive Officer. In addition, there are no family relationships between Mr. Avril and any other director or executive officer of the Company, and Mr. Avril is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with his appointment as Chief Executive Officer, Mr. Avril entered into an employment agreement with the Company (the “CEO Employment Agreement”), pursuant to which the Company will pay Mr. Avril a base salary of not less than $1,100,000, subject to such annual increases as the Board’s Compensation Policy Committee (the “Committee”) deems appropriate. Mr. Avril will be eligible to receive an annual cash bonus, subject to the achievement of performance goals established by the Committee. Mr. Avril’s target annual bonus for each of 2026 and 2027 is 150% with a maximum annual bonus of 300% of Mr. Avril’s base salary.
In accordance with the CEO Employment Agreement, Mr. Avril will receive long-term incentive equity awards that are expected to be granted in accordance with the Company’s equity grant policy during the first quarter of 2026 under the Marriott Vacations Worldwide Corporation 2020 Equity Incentive Plan (the “Plan”) consisting of (i) time-based vesting stock appreciation rights with a grant date fair value of approximately $2,625,000, (ii) time-based vesting restricted stock units with a grant date fair value of approximately $1,750,000 and (iii) a “CEO Transformation Award” with a target of 150,000 and up to 300,000 restricted stock units, to be earned based on the achievement of the stock price goals and Adjusted EBITDA goals described below.
If there are insufficient shares available for issuance under the CEO Transformation Award when the restricted stock units granted under the CEO Transformation Award vest, the Company will pay Mr. Avril the cash equivalent of the unavailable shares based on the stock price of the Company common stock on the settlement date of the CEO Transformation Award. Mr. Avril is not expected to receive long-term equity incentive awards in 2027, but will be eligible to receive such awards in 2028, subject to Committee approval and his continued employment with the Company.

Mr. Avril will be an “at-will” employee of the Company. If Mr. Avril’s employment is terminated by the Company other than for Cause (as defined in the CEO Employment Agreement), Disability (as defined in the CEO Employment Agreement) or death, or by Mr. Avril for Good Reason (as defined in the CEO Employment Agreement), in each case, other than in connection with a change in control of the Company or as described in the following sentence, he is entitled to receive the benefits and payments set forth in the CEO Employment Agreement, including, without limitation, all accrued amounts to which he is entitled under the CEO Employment Agreement, a lump sum cash severance payment equal to (i) two times the sum of his base salary plus his target annual bonus for the year in which termination occurs and (ii) his prorated annual bonus for the year in which termination occurs, conditioned on his execution and non-revocation of a separation agreement on customary terms containing a general release in favor of the Company and compliance with restrictive covenants. If Mr. Avril and the Company mutually agree that he will step down from employment as the Company’s Chief Executive Officer because the Board has identified a successor who is ready to assume employment as the Chief Executive Officer of the Company (a “Leadership Transition”), Mr. Avril is entitled to receive the benefits and payments set forth in the CEO Employment Agreement, including, without limitation, his prorated annual bonus at target in effect on the date of termination. During the term of his employment, and for two years thereafter, Mr. Avril will be restricted from competing with the Company, and during the term of his employment and for one year thereafter, Mr. Avril will be restricted from soliciting or inducing: Customers (as defined in the CEO Employment Agreement) not to conduct business with the Company; and employees of the Company or its affiliates with whom he had material contact to leave their employment with the Company.
Mr. Avril will be entitled to participate in the Marriott Vacations Worldwide Corporation Change in Control Severance Plan (the “Change in Control Plan”), the terms of which are described in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 27, 2025; provided, that Mr. Avril shall instead participate in any Change in Control severance plan adopted by the Company that is more favorable to Mr. Avril than the Change in Control Plan.
The foregoing description of the CEO Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the CEO Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.
President and Chief Operating Officer Appointment
On February 16, 2026, the Board appointed Michael A. Flaskey as the Company’s President and Chief Operating Officer, effective immediately.
Mr. Flaskey, age 58, has more than 25 years of experience in the vacation ownership and hospitality industries. Most recently, he served as Chief Executive Officer and a member of the Board of Directors of maritime hospitality company Hornblower Group from August 2024 to January 2026. Mr. Flaskey served as a Senior Advisor for McKinsey and Company, a private management consulting firm, between fall 2023 and August 2024. Between July 2021 and July 2024, Mr. Flaskey was the Chief Executive Officer of Mike Flaskey Entertainment, a private full-service sports, music and entertainment company, of which Mr. Flaskey is also the founder and Chairman. Prior to that, he spent more than a decade at Diamond Resorts International, including serving as Chief Executive Officer from 2017 to 2021, where he led a transformation that ultimately culminated in the sale of the company to Hilton Grand Vacations. Earlier in his career, Mr. Flaskey held senior executive leadership roles with Starwood Vacation Ownership and Fairfield Resorts (now Travel + Leisure), where he developed deep expertise across brand, sales, marketing, operations and resort management functions.
There are no arrangements or understandings between Mr. Flaskey and any other persons pursuant to which he was appointed as President and Chief Operating Officer. In addition, there are no family relationships between Mr. Flaskey and any other director or executive officer of the Company, and Mr. Flaskey is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment as President and Chief Operating Officer, Mr. Flaskey entered into an employment agreement with the Company (the “President and COO Employment Agreement”), pursuant to which the Company will pay Mr. Flaskey a base salary of not less than $1,000,000, subject to such annual increases as the Committee deems appropriate. Mr. Flaskey will be eligible to receive an annual cash bonus, subject to the achievement of performance goals established by the Committee. Mr. Flaskey’s target annual bonus for each of 2026 and 2027 is 125% and 150%, respectively, with a maximum annual bonus for 2026 and 2027 of 250% and 300%, respectively, of Mr. Flaskey’s base salary. He will also be entitled to receive $700,000, payable in equal installments over twelve consecutive months, which represents the amount he forfeited by terminating his consulting agreement with his former employer; provided, that such installment payments will terminate if his employment with the Company is terminated by the Company for Cause (as defined in the President and COO Employment Agreement) or by Mr. Flaskey without Good Reason (as defined in the President and COO Employment Agreement).
In accordance with the President and COO Employment Agreement, Mr. Flaskey will receive an equity grant of 30,000 shares of Company Common Stock in accordance with the Company’s equity grant policy during the first quarter of 2026. He will also receive long-term incentive equity awards that are expected to be granted in accordance with the Company’s equity grant policy during the first quarter of 2026 under the Plan consisting of (i) time-based vesting stock appreciation rights with a grant date fair value of approximately $2,400,000, (ii) time-based vesting restricted stock units with a grant date fair value of approximately $1,600,000 and (iii) a “President and COO Transformation Award” with a target of 150,000 and up to 300,000 restricted stock units, to be earned based on the achievement of the stock price goals and Adjusted EBITDA goals described below.
If there are insufficient shares available for issuance under the President and COO Transformation Award when the restricted stock units granted under the President and COO Transformation Award vest, the Company will pay Mr. Flaskey the cash equivalent of the unavailable shares based on the stock price of the Company common stock on the settlement date of the President and COO Transformation Award. Mr. Flaskey is not expected to receive long-term equity incentive awards in 2027, but will be eligible to receive such awards in 2028, subject to Committee approval and his continued employment with the Company.
Mr. Flaskey will be an “at-will” employee of the Company. If Mr. Flaskey’s employment is terminated (i) by the Company other than for Cause (as defined in the President and COO Employment Agreement), Disability (as defined in the President and COO Employment Agreement) or death, (ii) in connection with a Leadership Transition that occurs between July 1, 2027 and December 31, 2028, if the Board determines that Mr. Flaskey will not succeed Mr. Avril as Chief Executive Officer of the Company or (iii) by Mr. Flaskey for Good Reason (as defined in the President and COO Employment Agreement), in each case, other than in connection with a change in control of the Company, he is entitled to receive the benefits and payments set forth in the President and COO Employment Agreement, including, without limitation, all accrued amounts to which he is entitled under the President and COO Employment Agreement, a lump sum cash severance payment equal to (i) two times the sum of his base salary plus his target annual bonus for the year in which termination occurs and (ii) his prorated annual bonus for the year in which termination occurs, conditioned on his execution and non-revocation of a separation agreement on customary terms containing a general release in favor of the Company and compliance with restrictive covenants. During the term of his employment, and for two years thereafter, Mr. Flaskey will be restricted from competing with the Company, and during the term of his employment and for one year thereafter, Mr. Flaskey will be restricted from soliciting or inducing: Customers (as defined in the President and COO Employment Agreement) not to conduct business with the Company; and employees of the Company or its affiliates with whom he had material contact to leave their employment with the Company.
Mr. Flaskey will be entitled to participate in the Change in Control Plan; provided, that Mr. Flaskey shall instead participate in any Change in Control severance plan adopted by the Company that is more favorable to Mr. Flaskey than the Change in Control Plan.

The foregoing description of the President and COO Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the President and COO Employment Agreement, a copy of which is attached as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.
Transformation Awards
Fifty percent of the CEO Transformation Award and the President and COO Transformation Award will vest based on the achievement of the following stock price goals during the “Performance Period” of January 1, 2026 through December 31, 2028:

	Highest Average Stock Price	Payout as a Percentage of Target	Shares Issued Upon Vesting
	Less than $115	0%	0
Threshold	$115	50%	37,500
Target	$145	100%	75,000
Maximum	$215 or greater	200%	150,000
The “Highest Average Stock Price” is the per share closing price of Company Common Stock over any 30 consecutive trading days during the Performance Period. Additional vesting may also occur based on the closing price of Company Common Stock between the end of the Performance Period and June 30, 2029. If the Highest Average Stock Price falls between Threshold and Target levels or between Target and Maximum levels, the Company shall use linear interpolation to determine the payout percentage.
Fifty percent of the CEO Transformation Award and the President and COO Transformation Award will vest based on the achievement of the following Adjusted EBITDA goals during the “Performance Period” of January 1, 2026 through December 31, 2028:

	Highest Four-Quarter Adjusted EBITDA	Payout as a Percentage of Target	Shares Issued Upon Vesting
	Less than $875,000,000	0%	0
Threshold	$875,000,000	50%	37,500
Target	$950,000,000	100%	75,000
Maximum	$1,100,000 or greater	200%	150,000
The “Highest Four-Quarter Adjusted EBITDA” is the Company’s Adjusted EBITDA over four consecutive quarters during the Performance Period. If the Highest Four-Quarter Adjusted EBITDA falls between Threshold and Target levels or between Target and Maximum levels, the Company shall use linear interpolation to determine the payout percentage.
The descriptions of the CEO Transformation Award and the President and COO Transformation Award included in this Form 8-K do not purport to be complete and are qualified in their entirety by the full text of the form of Transformation Restricted Stock Unit Award Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure
On February 17, 2026, the Company issued a press release announcing the appointment of Mr. Avril as Chief Executive Officer and the appointment of Mr. Flaskey as President and Chief Operating Officer.
The information under this Item 7.01, including Exhibit 99.1, to this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information under this Item 7.01, including Exhibit 99.1, to this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1934, as amended.
A copy of the press release announcing these actions is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being furnished herewith:

Exhibit Number	Description
10.1	CEO Employment Agreement, dated February 16, 2026 between the Company and Matthew Avril
10.2	President and COO Employment Agreement, dated February 16, 2026 between the Company and Michael Flaskey
99.1	Press release reporting appointment of Chief Executive Officer and President and Chief Operating Officer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated:	February 17, 2026	By:	/s/ Jason P. Marino
		Name:	Jason P. Marino
		Title:	Executive Vice President and Chief Financial Officer